UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2006
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6710 Clayton Road		63117
Richmond Heights, MO		(Zip Code)
(Address of principal executive offices)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On December 27, 2006, Thomas E. Lynch, a member of the Board of Directors of Panera Bread Company since 2003, voluntarily resigned as a member of the Board of Directors effective on December 27, 2006. There are no disagreements between Mr. Lynch and Panera Bread Company on any matters relating to Panera Bread Company’s operations, policies or practices. Mr. Lynch was a member of the Board’s Audit Committee and Committee on Nominations and Corporate Governance.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
Date: December 28, 2006	By:	/s/ Jeffrey W. Kip
	Name:	Jeffrey W. Kip
	Title:	Senior Vice President, Chief Financial Officer